Nile Pan Africa Fund

a series of the Nile Capital Investment Trust

Supplement dated March 9, 2011 to

Supplement dated October 22, 2010 and

Prospectus dated April 21, 2010

Change in Investment Objective, Principal Investment Strategies and Risks

Effective 110 days from the date of this Supplement, the investment objective of the Fund will change from "long term capital appreciation" to "long term total return."

Additionally, the first paragraph under the section of the Fund's prospectus entitled Principal Investment Strategies is replaced with the following.

The Fund seeks long-term total return from capital appreciation and income.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund may maintain significant portion of its assets in cash and cash equivalents securities and investments.  The Fund may invest fixed income securities issued by or guaranteed by African governments, their agencies and instrumentalities, African companies and multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.

Also, references to investing at least 80% of the Fund's assets in securities of African companies, is hereby amended to include securities issued by or guaranteed by African governments, their agencies and instrumentalities, and multi-national organizations.

Additionally, the section of the Fund's prospectus entitled Principal Investment Risks is amended to include the following.

Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

This Supplement supersedes and replaces any contradictory information in the Fund's Supplement dated October 22, 2010 and the Fund's Prospectus and Statement of Additional Information both dated April 21, 2010

You should read this Supplement in conjunction with the Supplement dated October 22, 2010 and the Prospectus and Statement of Additional Information both dated April 21, 2010, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.